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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                      ----------------------------------

                                   Form 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                               August 27, 2002
                              ------------------
                       (Date of earliest event reported)

                          BETHLEHEM STEEL CORPORATION
                          ---------------------------
            (Exact name of Registrant as specified in its charter)

               Delaware                  1-1941          24-0526133
   -------------------------------    ------------   -------------------
   (State or Other Jurisdiction of    (Commission    (I.R.S. Employer
    Incorporation)                    File Number)   Identification No.)

1170 Eighth Avenue
Bethlehem, Pennsylvania                                          18016-7699
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's Telephone Number Including Area Code: (610) 694-2424
                                                   --------------

                                      N/A
         (Former Name or Former Address, if Changed Since Last Report)




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Item 7.  Financial Statements and Exhibits

(c)  Exhibits

Exhibit No.       Exhibit

99.1              Press release of Bethlehem Steel Corporation dated
                  August 27, 2002.


Item 9.  Regulation FD Disclosure.

         On August 27, 2002, Bethlehem Steel Corporation issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein, announcing that it will permanently close its facilities for producing large-diameter pipe in Steelton, PA.



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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         BETHLEHEM STEEL CORPORATION
                                                (Registrant)

                                         by:  /s/ L. A. Arnett
                                              ---------------------------
                                              L. A. Arnett
                                              Vice President and Controller
                                              (principal accounting officer)

Date:  August 27, 2002




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                             INDEX TO EXHIBITS


Exhibit No.        Exhibit

99.1               Press release of Bethlehem Steel Corporation dated
                   August 27, 2002.





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